POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby constitutes and appoints Michael Gravelle, Anthony Park, Christie Simpson or Carol Nairn, signing singly, the undersigned?s true and lawful attorney in fact to:
(1)	execute for and on behalf of the undersigned, in the
 undersigned?s capacity as an officer and/or director of Fidelity National Financial, Inc. (the ?Company?), a Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial Ownership), and/or Form 5 (Annual Statement of Changes in Beneficial Ownership), in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;
(2)	do and perform any and all acts for and on behalf of

 the undersigned which may be necessary or desirable to complete and execute such Form 4 report(s) and to timely file such Form(s) with the United States Securities and Exchange Commission and
any stock exchange or similar authority; and
(3)	take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such attorney in fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney in fact may approve in such attorney in fact?s discretion.

The undersigned hereby grants to such attorney in fact full
 power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with
 full power of substitution or revocation, hereby ratifying
 and confirming all that such attorney in fact, or such
attorney in fact?s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney
 and the rights and powers herein granted.  The undersigned
 acknowledges that the foregoing attorney in fact, in serving in such capacity at the request of the undersigned, is not
 assuming, nor is the Company assuming, any of the undersigned?s responsibility to comply with Section 16 of the Securities
 Exchange Act of 1934.
This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned has caused this Power
 of Attorney to be executed as of this 18th
 day of September, 2019.
							____________________________
							/s/ Mark D. Linehan